Other Current Assets, Net (Detail) ¥ in Millions, $ in Millions		Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Prepaid Expense and Other Assets [Abstract]
Contract assets, net	[1]	¥ 2,353	$ 322	¥ 3,085
VAT prepayments		2,262	310	1,738
Inventories		5,989	820	1,396
Receivables from online payment agencies		1,033	142	1,263
Advances to suppliers		3,048	418	871
Prepaid expenses		570	78	728
Licensed copyrights (Note 6)		389	53	582
Deposits		303	42	386
Others	[2]	2,871	395	2,530
Total other current assets		¥ 18,818	$ 2,580	¥ 12,579

[1]	The allowance for credit losses on contract assets was RMB168 million and RMB155 million (US$21 million) as of December 31, 2023 and 2024, respectively. An expense of RMB200 million, a net reversal of RMB117 million and a net reversal of RMB13 million (US$2 million) were recognized for credit losses on contract assets for the years ended December 31, 2022, 2023 and 2024, respectively. No write-offs were charged against the allowance for the years ended December 31, 2022, 2023 and 2024, respectively.
[2]	The balance as of December 31, 2023 includes a non-trade loan and interest receivable due from PAG with a principal amount of US$200 million at an interest rate of 6%, due on July 1, 2024 if iQIYI requires repayment, or otherwise will due on the date which PAG and its affiliates cease to hold any portion of the iQIYI PAG Convertible Notes (Note 15) in accordance with a facility agreement entered into in September 2023.